 PROSPECTUS                                                        JULY 29, 1998


     Smith Barney Municipal Money Market Fund, Inc.
     388 Greenwich Street
     New York, New York 10013
     800-451-2010

     Smith Barney Municipal Money Market Fund, Inc. (the "Fund") seeks to provide its shareholders with income exempt from Federal income tax from a portfolio of high quality short-term municipal obligations selected for liquidity and stability of principal.

     SHARES OF THE FUND ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.


     This Prospectus sets forth concisely certain information about the Fund, including service fees and expenses, that prospective investors will find helpful in making an investment decision. Investors are encouraged to read this Prospectus carefully and retain it for future reference.



     Additional information about the Fund is contained in a Statement of Additional Information dated July 29, 1998, as amended or supplemented from time to time (the "SAI"), that is available upon request and without charge by calling or writing the Fund at the telephone number or address set forth above or by contacting a Smith Barney Financial Consultant. The SAI has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus in its entirety.



SMITH BARNEY INC.

Distributor


MUTUAL MANAGEMENT CORP.

Investment Manager


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 TABLE OF CONTENTS


FEE TABLE                                                       3
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FINANCIAL HIGHLIGHTS                                            4
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INVESTMENT OBJECTIVE AND POLICIES                               6
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RISK AND PORTFOLIO MANAGEMENT                                   9
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VALUATION OF SHARES                                            11
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DIVIDENDS, AUTOMATIC REINVESTMENT AND TAXES                    12
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PURCHASE OF SHARES                                             14
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REDEMPTION OF SHARES                                           16
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EXCHANGE PRIVILEGE                                             20
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MINIMUM ACCOUNT SIZE                                           22
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YIELD INFORMATION                                              23
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MANAGEMENT OF THE FUND                                         23
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DISTRIBUTION                                                   26
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ADDITIONAL INFORMATION                                         27
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


--------------------------------------------------------------------------------


     No person has been authorized to give any information or to make any representations in connection with this offering other than those contained in this Prospectus and, if given or made, such other information and representations must not be relied upon as having been authorized by the Fund or Smith Barney Inc. ("Smith Barney" or the "Distributor"). This Prospectus does not constitute an offer by the Fund or the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.

--------------------------------------------------------------------------------

 FEE TABLE

     The following expense table lists the costs and expenses that an investor will incur either directly or indirectly as a shareholder of the Fund, based on its operating expenses for its most recent fiscal year:
SMITH BARNEY MUNICIPAL MONEY MARKET FUND, INC.


                                                   CLASS A SHARES   CLASS Y SHARES
----------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
   Sales Charge Imposed on Purchases                    None             None
   Deferred Sales Charge                                None*            None
----------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
   Management fees                                      0.48%            0.48%
   12b-1 Fees                                           0.10              --
   Other Expenses                                       0.03             0.04
----------------------------------------------------------------------------------
   Total Fund Operating Expenses                        0.61%            0.52%
----------------------------------------------------------------------------------



* Class A shares acquired as part of an exchange privilege transaction, which were originally acquired in one of the other funds of the Smith Barney Mutual Funds at net asset value subject to a contingent deferred sales charge ("CDSC"), remain subject to the original fund's CDSC while held in the Fund.


     Class A shares of the Fund purchased through the Smith Barney AssetOne Program will be subject to an annual asset-based fee, payable quarterly. The fee will vary to a maximum of 1.50%, depending on the amount of assets held through the Program. For more information, please call your Smith Barney Financial Consultant.

EXAMPLE


     The following example is intended to assist an investor in understanding the various costs that an investor in the Fund will bear directly or indirectly. The example assumes payment by the Fund of operating expenses at the levels set forth in the table above. See "Purchase of Shares," "Redemption of Shares," "Management of the Fund" and "Distribution."


You would pay the following expenses on a $1,000 investment, assuming (1) 5.00% annual return and (2) redemption at the end of each time period:


                               1 YEAR         3 YEARS         5 YEARS         10 YEARS
--------------------------------------------------------------------------------------
   Class A                       $6             $20             $34             $76
   Class Y                        5              17              29              65
--------------------------------------------------------------------------------------


     The example is included to provide a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required to utilize a

5.00% annual return assumption. This assumption is unrelated to the Fund's prior performance and is not a projection of future performance. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

 FINANCIAL HIGHLIGHTS


     The following information has been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon for the five years ended March 31, 1998 appears in the Fund's annual report dated March 31, 1998. The information set out below should be read in conjunction with the financial statements and related notes that also appear in the Fund's Annual Report to Shareholders, which is incorporated by reference into the SAI.


FOR A SHARE OF EACH CLASS OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR:
Smith Barney Municipal Money Market Fund, Inc.

   CLASS A SHARES        1998       1997       1996       1995       1994       1993       1992       1991       1990       1989
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF YEAR        $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00
----------------------------------------------------------------------------------------------------------------------------------
 Net investment
   income(1)             0.031      0.029      0.033      0.027      0.019      0.022      0.037      0.052      0.057      0.051
 Dividends from net
   investment income    (0.031)    (0.029)    (0.033)    (0.027)    (0.019)    (0.022)    (0.037)    (0.052)    (0.057)    (0.051)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END
 OF YEAR                $1.00        $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN             3.15%      2.94%      3.34%      2.71%      1.89%      2.25%      3.73%      5.33%      5.89%      5.23%
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR
 (MILLIONS)            $6,336     $5,562     $5,395     $4,651     $1,286     $1,251     $1,355     $1,373     $1,252      $992
----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE
 NET ASSETS:
 Expenses(1)             0.61%      0.67%      0.63%      0.61%      0.64%      0.62%      0.53%      0.52%      0.53%      0.53%
 Net investment
   income                3.10       2.90       3.28       3.01       1.87       2.22       3.66       5.18       5.70       5.08
----------------------------------------------------------------------------------------------------------------------------------


(1) The manager has waived a part of its fees for the years ended March 31, 1996 and March 31, 1995. If such fees were not waived, the per share effect on net investment income and expense ratios would have been as follows:

                                 PER SHARE DECREASES           EXPENSE RATIOS
                              OF NET INVESTMENT INCOME       WITHOUT FEE WAIVERS
                              -------------------------   -------------------------
                                1996             1995       1996             1995
                              -------          -------     -----            -----
      Class A                 $0.0001          $0.0002      0.64%            0.63%

FOR A SHARE OF EACH CLASS OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR:



          CLASS Y SHARES              1998       1997     1996(1)
------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR   $1.00        $1.00      $1.00
------------------------------------------------------------------
  Net investment income               0.032      0.030      0.004
  Dividends from net investment
    income                           (0.032)    (0.030)    (0.004)
------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR         $1.00        $1.00      $1.00
------------------------------------------------------------------
TOTAL RETURN                          3.25%      3.04%     0.39%++
------------------------------------------------------------------
NET ASSETS, END OF YEAR
 (MILLIONS)                          $0.5         $5.0      $18.0
------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses                            0.52%      0.57%      0.55%+
  Net investment income               3.23       3.00       2.81+
------------------------------------------------------------------



(1) For the period from February 12, 1996 (inception date) to March 31, 1996.

 ++ Total return is not annualized, as it may be representative of the total return for the year.
 +  Annualized.

 INVESTMENT OBJECTIVE AND POLICIES


     The Fund's objective is to provide income exempt from Federal income tax from a portfolio of high quality short-term municipal obligations selected for liquidity and stability of principal. The Fund will pursue its objective by investing in a diversified portfolio of municipal obligations, the interest on which is exempt from Federal income tax in the opinion of counsel to the various issuers. The Fund operates as a money market fund, and utilizes certain investment policies so that, to the extent reasonably possible, its price per share will not change from $1.00, although no assurance can be given that this goal will be achieved on a continuous basis. For example, the Fund will not purchase a security which, after giving effect to any demand features, has a remaining maturity of greater than 13 months, or maintain a dollar-weighted average portfolio maturity in excess of 90 days.



     Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from Federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Fund nor Mutual Management Corp. ("MMC" or the "Manager") will review the proceedings relating to the issuance of municipal obligations or the bases for such opinions.



     Except for temporary defensive purposes, at least 80% of the Fund's assets will be invested in municipal obligations that produce income that is exempt from Federal income tax (other than the alternative minimum tax). In each of the Fund's prior fiscal years, 100% of its income has been exempt from Federal income tax and the Fund's shares have had a stable $1.00 price.



     The Fund's investments are limited to United States dollar-denominated instruments that, at the time of acquisition (including any related credit enhancement features) have received a rating in one of the two highest categories for short-term debt obligations from the "Requisite NRSROs", securities of issuers that have received such a rating with respect to other comparable securities, and comparable unrated securities. "Requisite NRSROs" means (a) any two nationally recognized statistical rating organizations ("NRSROs") that have issued a rating with respect to a security or class of debt obligations of an issuer, or (b) one NRSRO, if only one NRSRO has issued such a rating at the time that the Fund acquires the security. The NRSROs currently designated as such by the SEC are Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Duff and Phelps Inc., Fitch IBCA, Inc. ("Fitch") and Thomson BankWatch.



     Municipal obligations, which are issued by states, municipalities and their agencies, may include municipal notes and bonds. The two principal classifications of municipal obligations are "general obligation" and "reve-nue." General obligations are secured by a municipal issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Although industrial development bonds ("IDBs") are issued by municipal authorities, they are generally secured by the revenues derived from payments of the industrial user. The payment of the principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.


     Among the types of obligations in which the Fund may invest are floating or variable rate instruments subject to demand features ("demand instruments"); tax-exempt commercial paper; and notes such as Tax Anticipation Notes, Revenue Anticipation Notes, Tax and Revenue Anticipation Notes and Bond Anticipation Notes. Demand instruments usually have an indicated maturity of more than 13 months but have a demand feature (or "put") that entitles the holder to receive the principal amount of the underlying security and may be exercised either (a) at any time on no more than 30 days' notice; or (b) at specified intervals not exceeding one year and upon no more than 30 days' notice. Demand features generally consist of a letter of credit issued by a domestic or foreign bank. A variable rate instrument provides for adjustment of its interest rate on set dates and upon such adjustment can reasonably be expected to have a market value that approximates its amortized cost; a floating rate instrument provides for adjustment of its interest rate whenever a specified interest rate (e.g., the prime rate) changes and at any time can reasonably be expected to have a market value that approximates its amortized cost.



     The Fund may invest without limit in private activity bonds. Interest income on certain types of private activity bonds issued after August 7, 1986 to finance non-governmental activities is a specific tax preference item for purposes of the Federal individual and corporate alternative minimum taxes. Individual and corporate shareholders may be subject to a Federal alternative minimum tax to the extent the Fund's dividends are derived from interest on these bonds. See "Dividends, Automatic Reinvestment and Taxes." These private activity bonds are included in the term "municipal obligations" for purposes of determining compliance with the 80% test described above.

     The Fund may invest up to 20% of the value of its assets in one or more of the three principal types of derivative product structures described below. Derivative products are typically structured by a bank, broker-dealer or other financial institution. A derivative product generally consists of a trust or partnership through which the Fund holds an interest in one or more underlying bonds coupled with a conditional right to sell ("put") the Fund's interest in the underlying bonds at par plus accrued interest to a financial institution (a "Liquidity Provider"). Typically, a derivative product is structured as a trust or partnership which provides for pass-through tax-exempt income. There are currently three principal types of derivative structures: (1) "Tender Option Bonds", which are instruments which grant the holder thereof the right to put an underlying bond at par plus accrued interest at specified intervals to a Liquidity Provider; (2) "Swap Products", in which the trust or partnership swaps the payments due on an underlying bond with a swap counterparty who agrees to pay a floating municipal money market interest rate; and (3) "Partnerships", which allocate to the partners income, expenses, capital gains and losses in accordance with a governing partnership agreement.


     Investments in derivative products raise certain tax, legal, regulatory and accounting issues which may not be presented by investments in other municipal bonds. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the Fund. For example, the tax-exempt treatment of the interest paid to holders of derivative products is premised on the legal conclusion that the holders of such derivative products have an ownership interest in the underlying bonds. While the Fund receives an opinion of legal counsel to the effect that the income from each derivative product is tax-exempt to the same extent as the underlying bond, the Internal Revenue Service (the "IRS") has not issued a ruling on this subject. Were the IRS to issue an adverse ruling, there is a risk that the interest paid on such derivative products would be deemed taxable.


     The Fund intends to limit the risk of derivative products by purchasing only those derivative products that are consistent with the Fund's investment objective and policies. The Fund will not use such instruments to leverage securities. Hence, derivative products' contributions to the overall market risk characteristics of a Fund will not materially alter its risk profile and will be fully representative of the Fund's maturity guidelines.


     The Fund will not invest more than 10% of the value of its assets in illiquid securities, which may include certain derivative products and will include any repurchase transactions that do not mature within seven days.

     Please see "Investment Policies and Restrictions" in the SAI for a more detailed discussion about the different types of municipal obligations. The Fund cannot change its investment objective and fundamental policies without the vote of a "majority of the outstanding voting securities" as defined under the Investment Company Act of 1940, as amended (the "1940 Act"). (See "Voting Rights" in the SAI.)


 RISK AND PORTFOLIO MANAGEMENT
     There can be no assurance that the Fund will achieve its investment objective. The ability of the Fund to achieve its investment objective is dependent on a number of factors, including the skills of the investment manager in purchasing municipal obligations whose issuers have the continuing ability to meet their obligations for the payment of interest and principal when due. The ability to achieve a high level of income is dependent on the yields of the securities in the portfolio. Yields on municipal obligations are the product of a variety of factors, including the general conditions of the money market and of the municipal bond and municipal note markets, the size of a particular offering, the maturity of the obligation and its rating. Municipal obligations with longer maturities tend to produce higher yields and are generally subject to potentially greater price fluctuations than obligations with shorter maturities.

     When-Issued Purchase Commitments. New issues of municipal obligations are often offered on a "when-issued" basis, i.e., delivery and payment normally take place 15 to 45 days after the purchase date. The payment obligation and the interest rate to be received on the securities are fixed at the time the buyer enters into the commitment, although no interest accrues with respect to a "when-issued" security prior to its stated delivery date. The Fund will only make commitments to purchase such securities with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. A segregated account of the Fund consisting of cash, debt securities of any grade or equity securities having a value equal to or greater than the Fund's purchase commitments, provided such securities have been determined by the Manager to be liquid and unencumbered, and are marked to market daily, pursuant to guidelines established by the Board of Directors, will be maintained with PNC Bank, National Association (the "Custodian") and monitored on a daily basis so that the market value of the account will equal or exceed the amount of such commitments by the Fund.

     Securities purchased on a "when-issued" basis and the securities held in the Fund's portfolio are subject to changes in market value based not only upon the public's perception of the creditworthiness of the issuer but also changes in the level of interest rates, and this will generally result in both changing in value in the same way, i.e., both appreciating when interest rates decline and depreciating when interest rates rise. Therefore, if in order to achieve higher interest income the Fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility that the market value of the Fund's assets will vary from $1.00 per share. (See "Valuation of Shares.") There will also be a greater potential for the realization of capital gains, which are not exempt from Federal income taxes.



     Stand-By Commitments. The Fund may acquire "stand-by commitments" with respect to municipal obligations held in its portfolio. Under a stand-by commitment a dealer agrees to purchase, at the Fund's option, specified municipal obligations at a specified price. The Fund intends to enter into stand-by commitments only with dealers, banks and broker-dealers that, in the opinion of the Manager, present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, the Manager will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information. Because the Fund invests in securities backed by banks and other financial institutions, change in the credit quality of these institutions could cause losses to the Fund and effect its share price. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.



     Other Factors to be Considered. The Fund anticipates being as fully invested as practicable in tax-exempt securities. The Fund may invest in taxable investments due to market conditions or pending investment of proceeds from sales of shares or proceeds from the sale of portfolio securities or in anticipation of redemptions. However, the Fund generally expects to invest the proceeds received from the sale of shares in municipal obligations as soon as reasonably possible, which is generally within one day. At no time will more than 20% of the Fund's net assets be invested in taxable investments except when the Manager has determined that market conditions warrant the Fund adopting a temporary defensive investment posture. To the extent the Fund's assets are invested for temporary defensive purposes, such assets will not be invested in a manner designed to achieve the Fund's investment objective.


     The Fund may engage in short-term trading to attempt to take advantage of short-term market variations or may dispose of a portfolio security prior to its maturity if it believes such disposition advisable or it needs to generate cash to satisfy redemptions. In such cases, the Fund may realize a gain or loss. From its commencement of operations, the Fund has not realized any significant gain or loss during any fiscal year.



     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on municipal obligations, and similar proposals may be introduced in the future. If one of these proposals were enacted, the availability of tax exempt obligations for investment by the Fund and the value of the Fund's portfolio would be affected. The Fund's Board of Directors would then reevaluate the Fund's investment objective and policies.



     Year 2000. The investment management services provided to the Fund by the Manager and the services provided to shareholders by Smith Barney depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the Fund's operations, including the handling of securities trades, pricing and account services. The Manager and Smith Barney have advised the Fund that they have been reviewing all of their computer systems and actively working on necessary changes to their systems to prepare for the year 2000 and expect that their systems will be compliant before that date. In addition, the Manager has been advised by the Fund's custodian, transfer agent and accounting service agent that they are also in the process of modifying their systems with the same goal. There can, however, be no assurance that the Manager, Smith Barney or any other service provider will be successful, or that interaction with other non-complying computer systems will not impair Fund nor shareholder services at that time.



     In addition, the ability of issuers to make timely payments of interest and principal or to continue their operations or services may be impaired by the inadequate preparation of their computer systems for the year 2000. This may adversely affect the market values of securities of specific issuers or of securities generally if the inadequacy of preparation is perceived as widespread or as affecting trading markets.


 VALUATION OF SHARES


     The net asset value per share is determined as of the close of regular trading on each day that the New York Stock Exchange ("NYSE") is open by dividing the net asset values attributable to each Class (i.e., the value of its assets less liabilities) by the total number of shares of the Class outstanding. The Fund may also determine net asset value per share on days when the NYSE is not open, but when the settlement of securities may otherwise occur. The Fund employs the "amortized cost method" of valuing portfolio securities and intends to use its best efforts to continue to maintain a constant net asset value of $1.00 per share.


 DIVIDENDS, AUTOMATIC REINVESTMENT AND TAXES


     The Fund declares a dividend of substantially all of its net investment income on each day the NYSE is open. Net investment income includes interest accrued and discount earned and is less premium amortized and expenses accrued (the discount or premium on portfolio investments is fixed at the time of purchase). Unless the shareholder has elected to receive monthly distributions of income, such dividends will automatically be reinvested in Fund shares of the same Class at net asset value. If a shareholder redeems an account in full between payment dates, all dividends accrued up to and including the date of liquidation will be paid with the proceeds from the redemption of shares. The per share dividends on Class A shares of the Fund may be less than the per share dividends on Class Y shares principally as a result of the service fee applicable to Class A shares. Long-term capital gains, if any, will be in the same amount for each Class and will be distributed annually.



     The following is a summary of the material federal tax considerations affecting the Fund and the Fund's shareholders, please refer to the SAI for further discussion. In addition to the considerations described below and in the SAI, there may be other federal, state, local or foreign tax implications to consider. Because taxes are a complex matter, prospective shareholders are urged to consult their tax advisors for more detailed information with respect to the tax consequences of an investment.



     The Fund intends to qualify, as it has in prior years, under Subchapter M of the Internal Revenue Code (the "Code") for tax treatment as a regulated investment company. In each taxable year that the Fund qualifies, so long as such qualification is in the best interests of its shareholders, the Fund will pay no federal income tax on its net investment income and long-term capital gain that is distributed to shareholders, provided the Fund distributes at least 90% of its net investment income and net short-term capital gains for the taxable year. The Fund also intends to satisfy conditions that will enable it to pay "exempt-interest dividends" to its shareholders. Exempt-interest dividends are generally not subject to regular federal income taxes, although, may be considered taxable for certain state and local income (or intangible) tax purposes.



     Exempt-interest dividends attributable to interest received by the Fund on certain "private-activity" bonds will be treated as a specific tax preference item to be included in a shareholder's alternative minimum tax computation. All exempt-interest dividends will be a component of the "current earnings" adjustment item for purposes of the federal corporate alternative minimum tax computation. Exempt-interest dividends derived from the interest earned on private activity bonds will not be exempt from federal income tax for those shareholders who are "substantial users" (or persons related to "substantial users") of the facilities financed by these bonds.



     Shareholders who receive social security or equivalent railroad retirement benefits should note that exempt-interest dividends are one of the items taken into consideration in determining the amount of these benefits that may be subject to federal income tax.



     The interest expense incurred by a shareholder on borrowing made to purchase or carry shares is not deductible for federal income tax purposes to the extent related to the exempt-interest dividends received on such shares.



     Dividends paid by the Fund from interest income on taxable investments, net realized short-term securities gains, and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds are subject to federal income tax as ordinary income. Distributions, if any, from net realized long-term securities gains derived from the sale of bonds held by the Fund for more than one year are taxable as long-term capital gains regardless of the length of time a shareholder has owned Fund shares.



     Shareholders are required to pay tax on all taxable distributions even if those distributions are automatically reinvested in additional Portfolio shares.
None of the dividends paid by the Fund will qualify for the corporate dividends received deduction. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.



     The Fund is required to withhold ("backup withholding") 31% of all taxable dividends, capital gain distributions, and the proceeds of any redemption, for those shareholders who do not provide the Fund with a correct taxpayer identification number (social security or employer identification number). Withholding from taxable dividends and capital gain distributions also is required for shareholders who otherwise are subject to backup withholding. Any tax withheld as a result of backup withholding does not constitute an additional tax, and may be claimed as a credit on the shareholder's federal income tax return.

 PURCHASE OF SHARES


     Purchases of Fund shares may be made through a brokerage account maintained with Smith Barney Inc. ("Smith Barney"), with a broker that clears securities transactions through Smith Barney on a fully disclosed basis (an "Introducing Broker") or with an investment dealer in the selling group. Smith Barney and other broker/dealers may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at First Data are not subject to a maintenance fee.


     Class A and Class Y shares of the Fund are available for purchase directly by investors. Investors in Class A may open an account by making an initial investment of at least $1,000 for each Fund account. Investors in Class Y may open an account by making an initial investment of at least $15,000,000. Subsequent investments of at least $50 may be made for either Class. For shareholders purchasing shares of the Fund through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A shares and the subsequent investment requirement for all Classes is $25. For shareholders purchasing shares of the Fund through the Systematic Investment Plan on a quarterly basis, the minimum initial investment requirement for Class A shares and the subsequent investment requirement for all Classes is $50. There are no minimum investment requirements in Class A for employees of Travelers Group Inc. ("Travelers") and its subsidiaries, including Smith Barney, and Directors or Trustees of any Travelers-affiliated Funds, including the Smith Barney Mutual Funds, and their spouses and children. The Fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder's account by the Fund's transfer agent, First Data Investor Services Group, Inc. ("First Data"). Share certificates are issued only upon a shareholder's written request to First Data.



     For investors who maintain a brokerage account with Smith Barney, Smith Barney has advised the Fund that depending on the type of securities account, its clients' free credit balances (i.e., immediately available funds) may be invested automatically in full shares of the Fund either on a daily or weekly basis. In addition to this "sweep" service, shareholders who open a Smith Barney FMA(R)PLUS(SM) account, which is a full service investment account, will also be able to take advantage of, among other things: a free Individual Retirement Account ("IRA"), free dividend reinvestment, unlimited checking, 100 free ATM withdrawals each year and online computer access to account information. Smith Barney clients should contact their Financial Consultant for more complete information. A complete record of

Fund dividends, purchases and redemptions will be included on such shareholders' regular Smith Barney statements.


     The Fund's shares are sold continuously at their net asset value next determined after a purchase order is received and becomes effective. A purchase order becomes effective when the Fund, Smith Barney or an Introducing Broker receives, or converts the purchase amount into, Federal funds (i.e., monies of member banks within the Federal Reserve System held on deposit at a Federal Reserve Bank). When orders for the purchase of Fund shares are paid for in Federal funds, or are placed by an investor with sufficient Federal funds or cash balance in the investor's brokerage account with Smith Barney or the Introducing Broker, the order becomes effective on the day of receipt if received prior to the close of regular trading on the NYSE, on any day the Fund calculates its net asset value. See "Valuation of Shares." Purchase orders received after the close of regular trading on the NYSE on any business day are effective as of the time the net asset value is next determined. When orders for the purchase of Fund shares are paid for other than in Federal funds, Smith Barney or the Introducing Broker, acting on behalf of the investor, will complete the conversion into, or itself advance, Federal funds, and the order will become effective on the day following its receipt by the Fund, Smith Barney or the Introducing Broker. Shares purchased directly through First Data begin to accrue income dividends on the day that the purchase order becomes effective. All other shares purchased begin to accrue income dividends on the next business day following the day that the purchase order becomes effective.


     SYSTEMATIC INVESTMENT PLAN


     Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, Smith Barney or First Data is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the regular bank account or other financial institution indicated by the shareholder on a monthly or quarterly basis to provide systematic additions to the shareholder's Fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by Smith Barney or First Data. Additional information is available from the Fund or a Smith Barney Financial Consultant.


     LETTER OF INTENT

     Class Y Shares. A Letter of Intent provides an opportunity for investors to meet the minimum investment requirement for Class Y shares by aggregating investments over a 13-month period. Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the Fund and agree to purchase a total of $15,000,000 of Class Y shares of the Fund within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13-month period, all Class Y shares will be converted into Class A shares, and will be subject to all fees (including a service fee of 0.10%) and expenses applicable to the Fund's Class A shares. Please contact a Smith Barney
 Financial Consultant or First Data for
further information.


 REDEMPTION OF SHARES


     Shareholders may redeem their shares without charge on any day the Fund calculates its net asset value. See "Valuation of Shares." Redemption requests received in proper form before the close of regular trading on the NYSE are priced at the net asset value as next determined on that day. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.



     The Fund normally transmits redemption proceeds on the business day following receipt of a redemption request but, in any event, payment will be made within three days thereafter, exclusive of days on which the New York Stock Exchange is closed and settlement of securities does not otherwise occur, or as permitted under the 1940 Act in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Smith Barney brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and Smith Barney will benefit from the use of temporarily uninvested funds. A shareholder who pays for Fund shares by personal check will be credited with the proceeds of a redemption of those shares only after the purchase check has been collected, which may take up to ten days or more. A shareholder who anticipates the need for more immediate access to his or her investment should purchase shares with Federal funds, by bank wire or with a certified or cashier's check.


     Shareholders who purchase securities through Smith Barney or an Introducing Broker may take advantage of special redemption procedures under which Class A shares of the Fund will be redeemed automatically to the extent necessary to satisfy debit balances arising in the shareholder's account with Smith Barney or the Introducing Broker. One example of how an automatic redemption may occur involves the purchase of securities. If a shareholder purchases securities but does not pay for them by settlement date, the number of Fund shares necessary to cover the debit will be redeemed automatically as of the settlement date, which usually occurs three business days after the trade date. Class A shares that are subject to a CDSC (see "Redemption of Shares--Contingent Deferred Sales Charge") are not eligible for such automatic redemption and will only be redeemed upon specific request. If the shareholder does not request redemption of such shares, the shareholder's account with Smith Barney or the Introducing Broker may be margined to satisfy debit balances if sufficient Fund shares that are not subject to any applicable CDSC are unavailable. No fee is currently charged with respect to these automatic transactions. Shareholders not wishing to participate in these arrangements should notify their Smith Barney Financial Consultant.


     Redemption requests must be made through Smith Barney, an Introducing Broker or the securities dealer through which the shares are purchased. A shareholder desiring to redeem shares represented by certificates also must present the certificates to Smith Barney, the Introducing Broker or First Data endorsed for transfer (or accompanied by an endorsed stock power), signed exactly as the shares are registered. Redemption requests involving shares represented by certificates will not be deemed received until the certificates are received by First Data in proper form.



     A written redemption request must (a) state the Class and number or dollar amount of shares to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are registered. If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to First Data together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $10,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $10,000 or less do not require the signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an investor's address of record. First Data may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until First Data receives all required documents in proper form.


     TELEPHONE REDEMPTION AND EXCHANGE PROGRAM

     Shareholders who do not have a Smith Barney brokerage account may be eligible to redeem and exchange Fund shares by telephone. To determine if a shareholder is entitled to participate in this program, he or she should contact First Data at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, along with a signature guarantee, that will be provided by First Data upon request. (Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant's signature guarantee when making his/her initial investment in the Fund.)


     Redemptions. Redemption requests of up to $10,000 of any class or classes of the Fund's shares may be made by eligible shareholders by calling First Data at 1-800-451-2010. Such requests may be made between 9:00 a.m. and 4:00 p.m. (New York City time) on any day the NYSE is open. Redemptions of shares (i) by retirement plans or (ii) for which certificates have been issued are not permitted under this program.


     A shareholder will have the option of having the redemption proceeds mailed to his/her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The Fund reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.


     Exchanges. Eligible shareholders may make exchanges by telephone if the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling First Data at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (New York City time) on any day on which the NYSE is open. See "Exchange Privilege" for more information.


     Additional Information Regarding Telephone Redemption and Exchange Program. Neither the Fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The Fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The Fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days prior notice to shareholders.

     CONTINGENT DEFERRED SALES CHARGE


     Class A shares acquired as part of an exchange privilege transaction, which were originally acquired in one of the other Smith Barney Mutual Funds at net asset value subject to a CDSC, continue to be subject to any applicable CDSC of the original fund. Therefore, such Class A shares that are redeemed within 12 months of the date of purchase of the original fund may be subject to a CDSC of 1.00%. The amount of any CDSC will be paid to and retained by Smith Barney. The CDSC will be assessed based on an amount equal to the net asset value at the time of redemption. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price in the original fund. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distribution.



     In determining the applicability of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions and finally of other shares held by the shareholder for the longest period of time. The length of time that Class A shares have been held will be calculated from the date that the shares were initially acquired in one of the other Smith Barney Mutual Funds, and such shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption.



     The CDSC on Class A shares, if any, will be waived on (a) exchanges (see "Exchange Privilege" below); (b) redemptions of shares within twelve months following the death or disability of the shareholder; (c) involuntary redemptions; and (d) redemptions of shares in connection with a combination of the Fund with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other funds of the Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any CDSC imposed on the prior redemption.


     CDSC waivers will be granted subject to confirmation (by Smith Barney in the case of shareholders who are also Smith Barney clients or by First Data in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

 EXCHANGE PRIVILEGE


     Except as otherwise noted below, shares of each Class may be exchanged for shares of the same Class in the following funds of the Smith Barney Mutual Funds, to the extent shares are offered for sale in the shareholder's state of residence. Exchanges of Class A shares are subject to minimum investment requirements and all shares are subject to other requirements of the fund into which exchanges are made and a sales charge may apply.


FUND NAME
--------------------------------------------------------------------------------
Growth Funds

     Concert Peachtree Growth Fund


     Concert Social Awareness Fund

     Smith Barney Aggressive Growth Fund Inc.
     Smith Barney Appreciation Fund Inc.

     Smith Barney Balanced Fund


     Smith Barney Contrarian Fund


     Smith Barney Convertible Fund

     Smith Barney Fundamental Value Fund Inc.

     Smith Barney Funds, Inc. -- Large Cap Value Fund


     Smith Barney Large Cap Blend Fund

     Smith Barney Large Capitalization Growth Fund

     Smith Barney Natural Resources Fund Inc.


     Smith Barney Premium Total Return Fund


     Smith Barney Small Cap Blend Fund, Inc.

     Smith Barney Special Equities Fund


Taxable Fixed-Income Funds

     Smith Barney Adjustable Rate Government Income Fund
     Smith Barney Diversified Strategic Income Fund

     Smith Barney Funds, Inc. -- Short-Term High Grade Bond Fund


     Smith Barney Funds, Inc. -- U.S. Government Securities Fund

     Smith Barney Government Securities Fund
     Smith Barney High Income Fund
     Smith Barney Investment Grade Bond Fund
     Smith Barney Managed Governments Fund Inc.

     Smith Barney Total Return Bond Fund


Tax-Exempt Funds
     Smith Barney Arizona Municipals Fund Inc.
     Smith Barney California Municipals Fund Inc.
     Smith Barney Intermediate Maturity California Municipals Fund Smith Barney Intermediate Maturity New York Municipals Fund
     Smith Barney Managed Municipals Fund Inc.

     Smith Barney Massachusetts Municipals Fund

     Smith Barney Municipal High Income Fund

     Smith Barney Muni Funds -- Florida Portfolio
     Smith Barney Muni Funds -- Georgia Portfolio
     Smith Barney Muni Funds -- Limited Term Portfolio
     Smith Barney Muni Funds -- National Portfolio
     Smith Barney Muni Funds -- New York Portfolio
     Smith Barney Muni Funds -- Pennsylvania Portfolio
     Smith Barney New Jersey Municipals Fund Inc.
     Smith Barney Oregon Municipals Fund


Global-International Funds


     Smith Barney Hansberger Global Small Cap Value Fund


     Smith Barney Hansberger Global Value Fund

     Smith Barney World Funds, Inc. -- Emerging Markets Portfolio
     Smith Barney World Funds, Inc. -- European Portfolio
     Smith Barney World Funds, Inc. -- Global Government Bond Portfolio Smith Barney World Funds, Inc. -- International Balanced Portfolio Smith Barney World Funds, Inc. -- International Equity Portfolio Smith Barney World Funds, Inc. -- Pacific Portfolio

Smith Barney Concert Allocation Series Inc.
     Smith Barney Concert Allocation Series Inc. -- Balanced Portfolio Smith Barney Concert Allocation Series Inc. -- Conservative Portfolio

     Smith Barney Concert Allocation Series Inc. -- Global Portfolio

     Smith Barney Concert Allocation Series Inc. -- Growth Portfolio Smith Barney Concert Allocation Series Inc. -- High Growth Portfolio Smith Barney Concert Allocation Series Inc. -- Income Portfolio

Money Market Funds
     Smith Barney Money Funds, Inc. -- Cash Portfolio
     Smith Barney Money Funds, Inc. -- Government Portfolio

*   Smith Barney Money Funds, Inc. -- Retirement Portfolio


     Smith Barney Muni Funds -- California Money Market Portfolio


     Smith Barney Muni Funds -- New York Money Market Portfolio

------------------------

* Available for exchange with Class A shares of the Fund.


     Class A Exchanges. Class A shares of the Fund will be subject to the appropriate sales charge upon the exchange of such shares for Class A shares of another fund of the Smith Barney Mutual Funds sold with a sales charge.


     Class Y Exchanges. Class Y shareholders of the Fund who wish to exchange all or a portion of their Class Y shares for Class Y shares in any of the funds identified above may do so without imposition of any charge.

     Additional Information Regarding the Exchange Privilege. Excessive exchange transactions may be detrimental to the Fund's performance and its shareholders. The investment manager may determine that a pattern of frequent exchanges is excessive and contrary to the best interests of the Fund's other shareholders. In this event, the Fund may, at its discretion, decide to limit additional purchases and/or exchanges by the shareholder. Upon such a determination, the Fund will provide notice in writing or by telephone to the shareholder at least 15 days prior to suspending the exchange privilege and during the 15 day period the shareholder will be required to (a) redeem his or her shares in the Fund or (b) remain invested in the Fund or exchange into any of the funds of the Smith Barney Mutual Funds ordinarily available, which position the shareholder would be expected to maintain for a significant period of time. All relevant factors will be considered in determining what constitutes an abusive pattern of exchanges.



     Certain shareholders may be able to exchange shares by telephone. See "Redemption of Shares -- Telephone Redemption and Exchange Program." Exchanges will be processed at the net asset value next determined plus any applicable sales charge. Redemption procedures discussed above are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required. A capital gain or loss for tax purposes could be realized upon the exchange, depending upon the cost or other basis of shares redeemed. Before exchanging shares, investors should read the current prospectus describing the shares to be acquired. These exchange privileges are available to shareholders resident in any state in which the fund shares being acquired may legally be sold. The Fund reserves the right to modify or discontinue exchange privileges upon 60 days' prior notice to shareholders.


 MINIMUM ACCOUNT SIZE

     The Fund reserves the right to redeem involuntarily any shareholder's account if the aggregate net asset value of the shares held in the account is less than $500, in which event the shareholder will receive prior written notice and will be permitted 60 days to bring the account up to the minimum to avoid involuntary liquidation. Any applicable CDSC will be deducted from the proceeds of this liquidation. (If a shareholder has more than one account in the Fund, each account must satisfy the minimum account size.)

 YIELD INFORMATION


     From time to time the Fund may advertise the yield, effective yield and taxable equivalent yield of its Class A and Class Y shares. These yield figures are based on historical earnings and are not intended to indicate future performance. The yield of each Class refers to the net investment income generated by an investment in the Class over a specific seven-day period, expressed as an annual percentage rate. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Class is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of the assumed reinvestment. The taxable equivalent yield also is calculated similarly to the yield, except that a stated income tax rate is used to demonstrate the taxable yield necessary to produce an after-tax yield equivalent to the tax-exempt yield of the Class.


 MANAGEMENT OF THE FUND

     BOARD OF DIRECTORS


     Overall responsibility for management and supervision of the Fund rests with the Fund's Board of Directors. The Board of Directors approves all significant agreements between the Fund and the companies that furnish services to the Fund, including agreements with the Fund's distributor, investment manager, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Manager. The SAI contains background information regarding each Director and executive officer of the Fund.


     MANAGER


     Mutual Management Corp. ("MMC" or the "Manager"), formerly known as Smith Barney Mutual Funds Management Inc., manages the day-to-day operations of the Fund pursuant to a Management Agreement. MMC was incorporated in 1968 under the laws of the State of Delaware. MMC is a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc. ("Holdings"), the parent company of Smith Barney. Holdings is a wholly-owned subsidiary of Travelers, a diversified financial services holding company engaged, through its subsidiaries, principally in four business segments: Investment Services including Asset Management, Consumer Finance Services, Life Insurance Services and Property & Casualty Insurance Services. MMC, Holdings and Smith Barney are each located at 388 Greenwich Street, New York, New York 10013. MMC renders investment advice to investment companies that had aggregate assets under management as of March 31, 1998 of approximately $100.5 billion.

     Pursuant to the Management Agreement, the Manager provides advice and assistance to the Fund with respect to the acquisition, holding or disposal of securities and recommendations with respect to other aspects of the business and affairs of the Fund. It also furnishes the Fund with bookkeeping, accounting and administrative services, office space and equipment, and the services of the officers and employees of the Fund. It provides a variety of administrative and shareholder services directly or at its expense through securities firms. For the last fiscal year, the effective rate of the management fee was 0.48% of the Fund's average daily net assets and the total expenses were 0.61% and 0.52% of average net assets for Class A and Class Y shares, respectively. The Fund's management agreement provides for daily compensation of the Manager at the annual rate of 0.50% on the first $2.5 billion of the Fund's net assets, 0.475% of the next $2.5 billion, 0.45% on the next $2.5 billion and 0.40% on net assets in excess of $7.5 billion. The Manager has agreed that to the extent that in any fiscal year the aggregate expenses of any Class of the Fund, exclusive of taxes, brokerage, interest and extraordinary expenses such as litigation costs, exceed 0.70% of such Class' average daily net asset values for that fiscal year of the Fund, the Manager will reduce its fee or reimburse the Fund to the extent of such excess. The 0.70% voluntary expense limitation shall be in effect until it is terminated by notice to shareholders and by supplement to the then current prospectus.



     MMC, in effecting purchases and sales of portfolio securities for the account of the Fund, implements the Fund's policy of seeking the best execution of orders. The Fund's portfolio transactions have for the most part been principal transactions directly with the major underwriters for, and dealers in, tax exempt money market instruments. No brokerage commissions are paid on such transactions, but the price paid to underwriters or dealers will normally include an underwriter's spread or dealer's markup. The primary consideration in the allocation of transactions is prompt execution of orders in an effective manner at the most favorable price. Under certain circumstances, transactions will be effected with remarketing agents who receive fees from the issuers for services rendered. No principal transactions are handled by Smith Barney.



     On April 6, 1998, Travelers announced that it had entered into a Merger Agreement with Citicorp. The transaction, which is expected to be completed during the third quarter of 1998, is subject to various regulatory approvals, including approval by the Federal Reserve Board. The transaction has been approved by the stockholders of each of Travelers and Citicorp. Travelers has filed an application to become a bank holding company so that, upon consummation of the merger, the surviving corporation would be a bank holding company subject to regulation under the Bank Holding Company Act of 1956 (the "BHCA"). The requirements of the BHCA, the Glass-Steagall Act and certain other laws and regulations will then be applicable to Travelers and its subsidiaries.



     The Manager does not believe that its compliance with applicable law following the merger of Travelers and Citicorp will have a material adverse effect on its ability to continue to provide the Fund with the same level of investment advisory services that it currently receives. Smith Barney and the Manager believe that the Manager's services under the Management Agreement and the shareholder service activities performed by Smith Barney are not underwriting and would be consistent with the Glass-Steagall Act and other relevant federal and state laws. However, there is little controlling precedent regarding the performance of the combination of investment advisory, shareholder servicing and administrative activities by subsidiaries of bank holding companies. If Smith Barney and the Manager, or their affiliates, were to be prevented from acting as the manager or a shareholder service agent, the Fund would seek alternative means for obtaining these services. The Fund does not expect that shareholders would suffer any adverse financial consequences as a result of any such occurrence.

 DISTRIBUTION


     Smith Barney serves as principal underwriter of shares of the Fund, for which it receives no compensation, and conducts a continuous offering pursuant to a "best efforts" arrangement requiring it to take and pay for only such securities as may be sold to the public. Under a plan of distribution pursuant to Rule 12b-1 (the "Plan") under the 1940 Act, a service fee is paid by Class A to Smith Barney at an annual rate of up to 0.10% of the Class' average daily net assets. The fee is used by Smith Barney to pay Smith Barney financial consultants for servicing shareholder accounts for as long as a shareholder remains a holder of the Class. The service fee is credited at a rate of 0.10% of the average balance of Class shares held in the accounts of the customers of financial consultants. The service fee is also spent on the following types of expenses: (1) the pro rata share of other employment costs of such financial consultants (e.g., FICA, employee benefits, etc.); (2) employment expenses of home office personnel primarily responsible for providing service to the Fund's shareholders and (3) the pro rata share of branch office fixed expenses (including branch overhead allocations).


     Shareholder servicing expenses incurred by Smith Barney but not reimbursed by a Class in any year will not be a continuing liability of the Class in subsequent years.

     Smith Barney also advises profit-sharing and pension accounts. Smith Barney and its affiliates may in the future act as investment advisers for other accounts.


     The Glass-Steagall Act currently prohibits certain financial institutions from underwriting securities of open-end investment companies, such as the Fund. Therefore, in connection with the anticipated merger of Travelers and Citicorp and as a consequence of the anticipated applicability of the BHCA and the Glass-Steagall Act, the Fund plans to retain the services of a new entity (which is not otherwise affiliated with Travelers) to act as distributor of the Portfolio's shares.

 ADDITIONAL INFORMATION

     The Fund, an open-end diversified management investment company, was incorporated under Maryland law on April 1, 1980. Class A and Class Y shares represent interests in the assets of the Fund and have identical voting, dividend, liquidation and other rights on the same terms and conditions except that expenses related to the distribution of each Class of shares are borne solely by each Class and each Class of shares has exclusive voting rights with respect to provisions of the Fund's Rule 12b-1 distrib e cumulative voting rights; are fully paid when issued; have no preemptive, subscription or conversion rights; and are redeemable and subject to redemption as set forth under "Redemption of Shares" and "Minimum Account Size." As described under "Voting Rights" in the SAI, the Fund ordinarily will not hold shareholder meetings; however, shareholders have the right to call a meeting upon a vote of 10% of the Fund's outstanding shares for the purpose of voting to remove directors and the Fund will assist share


     PNC Bank, National Association, located at 17th and Chestnut Streets, Philadelphia, Pennsylvania 19103, serves as custodian of the Fund's investments.

     First Data, located at Exchange Place, Boston, Massachusetts 02109, serves as the Fund's transfer agent.

     The Fund sends its shareholders a semi-annual report and an audited annual report, which include listings of the investment securities held by the Fund at the end of the period covered. In an effort to reduce the Fund's printing and mailing costs, the Fund plans to consolidate the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. Shareholders who do not want this consolidation to apply to their account should contact their Smith Barney Financial Consultant or the Fund's transfer agent.

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
                                                                   PROSPECTUS

                                                                 Smith Barney

                                                                    Municipal

                                                                        Money

                                                                       Market

                                                                   Fund, Inc.


                                                                JULY 29, 1998



                                                Prospectus begins on page one









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
                                                           Smith Barney


                                            A Member of Travelers Group













                                                            Smith Barney
                                                         Municipal Money
                                                       Market Fund, Inc.


                                                    388 Greenwich Street
                                                New York, New York 10013



                                                            FD 2310 7/98